UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2003

Habersham Bancorp

(Exact name of registrant as specified in charter)

Georgia	0-13153	58-1563165

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1980, Historic Hwy. 441 North, Cornelia, GA	30531

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (706) 778-1000

(Former name or former address, if changed since last report)

Item 5. Other Events

     On October 13, 2003, the Habersham Bancorp Board of Directors approved a special dividend in the amount of $1.00 per share, payable on December 15, 2003 to shareholders of record as of December 1, 2003.

     The foregoing summary description is qualified in its entirety by reference to the press release, which is attached as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 13, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HABERSHAM BANCORP

Dated: October 13, 2003	By:	/s/ Edward D. Ariail

	Name:	Edward D. Ariail

	Title:	President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 13, 2003.

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